Exhibit 99.1

Corporate Update Stanley G. Miele Senior Vice President, Sales & Marketing, Sucampo Pharmaceuticals, Inc. President Americas Inc President, Sucampo Pharma Americas, Inc. Cary J.Claiborne Interim Chief Financial Officer June 27, 2011 1

Forward-g Forward-looking statements contained in this presentation are based on Sucampo’s assumptions events Sucampo s and expectations concerning future events. They are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in forward-statements Sucampo’s forward-looking the looking statements. Sucampo s statements could be affected by numerous foreseeable and unforeseeable events and developments such as regulatory delays, the failure of clinical trials, the inability to fund drug development initiatives, competitive products and other factors identified in the “Risk Factors” section of Sucampo’s Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. While Sucampo may elect to update these g p y p statements at some point in the future Sucampo specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. In light of the significant uncertainties inherent in the forward- 2 g g looking information in this presentation, you are cautioned not to place undue reliance on these forward-looking statements.

Sucampo:
An International Biopharmaceutical Company

RESCULA® (unoprostone isopropyl)

- FDA-approved for lowering intra-ocular pressure (IOP) in glaucoma and ocular hypertension patients who are intolerant of or insufficiently responsive to other IOP-lowering medications
- Await FDA approval of a scientifically accurate, enhanced, commercially-viable label for re-launch
- In-licensed clinical development and commercial rights in April 2009
- Designing trials for additional indications, based on partner's phase 2 results in RP

AMITIZA® (lubiprostone)

- Only FDA approved drug for chronic idiopathic constipation (CIC) in adults
- Only FDA approved drug for irritable bowel syndrome with constipation (IBS-C) in women aged 18 years and older
- Marketing authorization approved in Switzerland for CIC, now in pricing negotiations there
- Filed NDA for CIC in Japan in Sept 2010
- Third Phase 3 trial in opioid-induced bowel dysfunction (OBD) initiated late 2010 in U.S.

A deep pipeline leveraging prostone technology, expertise

- Cobiprostone for prevention of NSAID-induced gastric ulcers in Phase 2
- SPI-3608 in preclinical development for pain associated with spinal stenosis
- A proprietary platform technology generating additional prostones in preclinical development

Strong financial position

- $115.0 million in cash, restricted cash and investments as well as $45.0MM in long term debt as of March 31, 2011

SUCAMPO PHARMACEUTICALS, INC. 3

Prostones Fuel Sucampo's Growth and Deep Product Pipeline

Fatty Acids

↓

Prostones

AMITIZA (lubiprostone)	RESCULA (unoprostone isopropyl)	cobiprostone	Other Prostones
CIC (24 mcg) approved January 2006	FDA approved in 2000 Now planning re-launch in U.S.	Prevention of NSAID-induced ulcers in phase 2	Several compounds selected for preclinical development
IBS-C (8 mcg) approved April 2008	Approved in EU 5 and Switzerland Filing re-activation applications in 2011	Chronic Obstructive Pulmonary Disease (COPD) Preclinical development	
	Phase 2 protocols for dry AMD under development	Oral Mucositis in Cancer Patients Preclinical Development	

SUCAMPO PHARMACEUTICALS, INC. 4

Prostones Work As Potassium and Chloride Channel Activators

Potassium channels activation — Produces → Hyperpolarisation; Cell Protection

Chloride channels activation — Promotes → Fluid Secretion; Tight Junction

Potential Therapeutic Targets

Gastrointestinal
- ✓ OBD
- ✓ Gastric ulcer
- ✓ Inflammatory bowel disease, etc.

Ophthalmology
- ✓ Glaucoma
- ✓ Dry AMD
- ✓ Retinitis Pigmentosa

Cardiovascular
- ✓ Peripheral arterial disease (PAD)
- ✓ Myocardial infarction
- ✓ Arterial hypertension, etc.

Oncology
- ✓ Chemoprotection
- ✓ Secondary prevention (adjuvant)

Urology
- ✓ Overactive bladder
- ✓ Erectile dysfunction, etc.

CNS
- ✓ Stroke
- ✓ Alzheimer's disease
- ✓ Parkinson's disease
- ✓ Epilepsy
- ✓ Amyotrophic lateral sclerosis (ALS) etc.
- ✓ Spinal stenosis

Pulmonary
- ✓ Chronic obstructive pulmonary disease (COPD)
- ✓ Asthma, etc.

SUCAMPO PHARMACEUTICALS, INC. 5

Unmet Medical Needs

Gastroenterology



- **Constipation**
  - One of the most common GI complaints in the U.S.
  - Up to 42MM, of U.S. adults experience constipation
- **IBS-C**
  - IBS affects 58 MM people in the U.S and ~1/3 or ~19 MM have IBS-C
  - Approx. 15% of IBS patients seek medical attention
- **OBD**
  - Approx. 4.3 MM of U.S. adults use opioids to control pain
  - 41% of non-cancer pain patients experience constipating side effects

Ophthalmology



- **Glaucoma**
  - One of the leading causes of blindness in the U.S
  - Prevalence of 4.4MM U.S. Patients
  - 1.3MM diagnosed with POAG
  - 1.8MM diagnosed with Ocular Hypertension

NDDC. Constipation. Available at http://www.digestive.niddk.nih.gov/ddiseases/pubs/constipation. Accessed Dec. 3,2009
Higgins PD, et al. Am Journal of Gastroenterology. 2004; 99: 758
OBD: Kalso, et al, PAIN 2004
Freeman, Cathleenan, Cleveland Clinic, monograph. Aug 1, 2010
Arch of Opthalmology (2004) 122: 532-538

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RESCULA: Agreements R-Ueno Terms of with R Tech • SPA licensed Rescula’s US and Canadian rights from R-Tech Ueno (RTU) in April Sucampo’s 2009 and SMR licensed additional rights in April 2011 that expand Sucampo s rights to all other countries except Japan, Korea, Taiwan and the People’s Republic of China S h ld i ht t d l k h d t i li • Sucampo holds rights to develop, use, make, have made, export, commercialize, promote, offer for sale and sell unoprostone isopropyl • RTU is responsible for clinical and commercial supplies of Rescula to Sucampo • Sucampo has paid a total of $6.5 million in upfront payments to RTU for both licenses and is responsible for an additional upfront and milestone payments • Sucampo responsible for development, regulatory and commercialization activities and expenses within its territories • 7 Sucampo now moving to reactivate licenses in the U.S., European Union and Switzerland for glaucoma and ocular hypertension

RESCULA: 4th Line • Surgical trabeculectomy then tube shunts Demonstrated non-compliance is a reason to move to SLT & surgery early in disease course Severe 3rd Line • 2 or 3 drug combinations or SLT Mild Glaucoma Moderate Glaucoma Glaucoma 2nd Line • PG+ β-blocker or α-agonist or fixed-dose combination Ocular Hypertension 1st Line • Prostaglandin analogs Bli d 8 Normal Optic Nerve Severity Of Optic Nerve Damage & Visual Field Defects Blindness SLT = Selective Laser Trabeculopasty

RESCULA: A Differentiated Ophthalmic Drug

A unique mechanism of action

- Rescula (unoprostone isopropyl) activates Maxi K (BK) channels in neurons and contractile cells*
- Lowers IOP by increased outflow of aqueous humor through trabecular meshwork and uveoscleral pathway**
- Increases both retinal and choroidal components of ocular blood flow to optic nerve***
- Maintains visual field in glaucoma patients; inhibits apoptosis of retinal neurons and ischemia-induced degeneration of optic nerve fibers in non-clinical studies****

* Yu DY et al. *Invest Ophthalmol Vis Sci.* 1994;35:4087-4099. Kern TS. *Exp Diabetes Res.* 2007;2007:95013. Hardy P et al. *Prostaglandins Leukot Essent Fatty Acids.* 2005;72(5):301-325.

** Alm A et al. *Exp Eye Res.* 2009;88:760-768. Toris CB et al. *Arch Ophthalmol.* 2004;122:1782-1787. Llobet A et al. *News Physiol Sci.* 2003;18:205-209

*** Kojima S et al. *Nippon Ganka Bakkai Zasshi.* 1997:101;605-610. Makimoto Y et al. *Jpn J Ophthalmol.* 2002;46:31-35. Kimura I et al. *Jpn J Ophthalmol.* 2005;49:287-293

**** Sugiyama T et al. *Arch Ophthalmol.* 2009;127:454-459

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RESCULA: Current Status and Potential Opportunities • RESCULA (unoprostone isopropyl) eye-drops are a prostone drug, not a prostaglandin • Awaiting a scientifically accurate, and thus enhanced, commercially-viable label from FDA in order to complete U.S. launch plans for approved indication p p pp • FDA-approved for lowering of intra-ocular pressure (IOP) in primary openangle glaucoma (POAG) and ocular hypertension patients who are intolerant of or are insufficiently responsive to other IOP lowering medications; not currently available in U.S. Unoprostone • isopropyl is approved for glaucoma and ocular hypertension in more than 45 countries, but licenses have lapsed. Now preparing to submit reactivation filing for EU 5 and Switerzland later this year. 10 • Potential indications include Dry Age-related Macular Degeneration (dry AMD) and Retinitis Pigmentosa (RP)

RESCULA: Phase 2 Clinical Trial Design -- Retinitis Pigmentosa Design of Phase 2 Trial Conducted by R-Tech Ueno (RTU) • A multi-center, randomized, double-blind, three parallel group, placebocontrolled trial conducted by our partner at 6 Japanese sites • Enrolled 112 mid- to late-stage Retinitis Pigmentosa (RP) patients with visual acuity of 0 5 or more in a narrow 0.5 visual field • Patients received either one or two drops of active drug or placebo twice a day for 24 week • UF-Purpose: To test the effects of UF 021 in protecting and improving the central vision in mid- to late-stage RP patients • Secondary endpoints included – Change in retinal sensitivity measured by Humphrey perimeter (10-2) – Visual acuity – Contrast sensitivity – Health-related Quality of Life (measured by VFQ-25) 11 * R-Tech Ueno press releases of June 3, 2010 and July 15, 2010

RESCULA: Phase 2 Efficacy Data – Microperimetry-1 MP-1) Measurements* Microperimetry (MP Measurements MP-1 central 2 degrees g Change in mean retinal sensitivity threshold - Group Variations - 2 2 B) Placebo 1-drop group 2-drop group Mean＋S.E. 0.5 1 1.5 UF-021  S.E. 0.5 1 1.5 hange in mean al sensitivity (dB -0.5 0 -0.5 0 Ch retina 0W 4W 8W 16W 24W The 2-drop group met the primary endpoint (p=0.018) of change from baseline in retinal sensitivity threshold in the 12 *ARVO 2011, Poster # 4992, A416 central 2 degrees, as measured by Microperimeter-1.

RESCULA: Phase 2 Efficacy Data: Humphrey 10-2 Measurements* 10 Measurements HFA 10-2 Central 2 degrees sensitivity 3 Change in mean retinal threshold －Dose responsiveness* Williams’ test （O t il dl l f i ifi 2 5%) 3-arm comparison Slope test simple linear 1.5 2 2.5 P=0.011* P=0.582* One‐tailed level of significance 2.5%) y=0.778x+0.134 P=0.018 regression analysis Mean ± S E e in mean nsitivity (dB) 0 0.5 1 P 1‐drop group 2‐drop group S.E. Change retinal sen ‐0.5 group (Ｎ＝33） （Ｎ＝38） 2 (Ｎ＝37） 0.33±0.47 (dB) -0.61 1.28 1.99±0.45 (dB) 1.07 2.90 Mean±SE 95%CI 0.47±0.40 (dB) -0.35 1.29 13 *ARVO 2011, Poster # 4992, A416

Unoprostone isopropyl Proof of concept phase 2a study in dry AMD • Purpose: to study choroidal blood flow and the progression from dry p y p g y AMD to choroidal neo-vascularization to wet AMD following administration of unoprostone isopropyl vs. placebo • A single-center double-masked randomized placebo-single center, double masked, randomized, placebo controlled study in 28 dry AMD patients • Administer two doses (Day 1 and 8); 14 day follow-up period C f f • Choroidal blood flow measured by laser doppler flowmetry • Study initiated in May 2011, expect results in late 2011/early 2012 14

Prevalence of Chronic Constipation
Most Common in Elderly Females

- Prevalence up to 28% with most studies falling between 12-19%[1]
- Prevalence is higher in:


Women[2,3] 2-3♀ : 1♂
15%


Aged ≥65 Years[4]
Up to 40%

1 – Brandt LJ, et al. *Am J Gastroenterol.* 2005;100(suppl 1):S5-S22.
2 – Sonnenberg A, Koch TR. *Dis Colon Rectum.* 1989;32:1-8.
3 – Everhart JE, et al. *Dig Dis Sci.* 1989;34:1153-1162
4 – Talley NJ, et al. *Am J Gastroenterol.* 1996;91:19-25.

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Perceptions of Chronic Constipation Patient vs vs. Physician Perceptions Physician Perception2 Patient Perception1 Frequency-based (bowel movement no more than Symptom-based (eg, straining, hard stools, and every 3 to 4 days) , incomplete evacuation) 16 1 – Sandler RS, Drossman DA. Dig Dis Sci. 1987;32:841-845. 2 – Herz MJ, et al. Fam Pract. 1996;13:156-159.

Treatment of Constipation Dissatisfaction with Prescription OTC and Treatment Patient Satisfaction1 Physician Satisfaction2 Options (Before AMITIZA’s approval) • • 60% of Failure to result in regular bowel movements • Unpredictable results • physicians agreed that they do not have adequate products • 91% of physicians wanted better 17 1. Schiller LR, et al. Am J Gastroenterol. 2004;99(suppl):S234. Abstract 723. 2. Schiller LR, et al. Am J Gastroenterol. 2004;99(suppl):S234-S235. Abstract 724. Did not resolve bloating and gas treatment options

Differentiating Between Chronic Constipation Irritable Bowel Syndrome Constipation with and Abdominal Pain and Discomfort Number of Bowel Movements IBS with Constipation Chronic Constipation Tight Junction Fluid Secretion 18 Brandt LJ, et al. AM J Gastroenterol. 2005;100(Suppl 1):S5-S21

AMITIZA Answers Unmet Medical Needs

- **Represents a major market opportunity**
  - More than 14 million (CIC and IBS-C) office visits each year in U.S.
- **Offers proven safety and efficacy for long-term usage**
  - Efficacy + tolerability are similar for both genders + across age groups for CIC, no ischemic bowel or bowel permiability
  - 90% of nausea events diminish after first week of use
  - Competing products recommended for short-term use only
- **Provides quick and predictable relief of symptoms**
  - Between 57%-63% of CIC patients respond within 24 hours and remain responsive
  - IBS-C patients were twice as likely to achieve overall response than those receiving placebo
- **Differentiated mechanisms of action**
  - In CIC, Amitiza activates chloride ion channels, promoting fluid secretion
  - In IBS-C, Amitiza activates chloride ion channels and promotes mucosal barrier protection

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Small Intestine Fluid Secretion Lumen CLC 2 Chloride Enters Intestinal Following CLC-Activation 20 Basayappa S, et al. J Cell Physiol. 2005;202(1):21-31.

Small Intestine Fluid Secretion Sodium Ions Follow Chloride To Maintain Electrical Neutrality 21 Basayappa S, et al. J Cell Physiol. 2005;202(1):21-31.

Small Intestine Fluid Secretion Water Lumen To Passively Enters Maintain Osmotic Neutrality 22 Basayappa S, et al. J Cell Physiol. 2005;202(1):21-31.

AMITIZA ClC 23 Works through ‘facilitated diffusion’ or ‘passive transport’

AMITIZA Efficacy: Phase 3 Trial Results Chronic Idiopathic Constipation S t B l M t SBM) F 7 24 µg Lubiprostone BID Placebo Spontaneous Bowel Movement (SBM Frequency ) P=.0001 P=.0017 P=.0002 P=.0002 5 6 week 3 4 ements per w Intent-to-treat 2 Bowel move population 0 1 Baseline Week 1 Week 2 Week 3 Week 4 24 Barish CF, et al Dig Dis Sci 2010; 55: 1090-1097 and Johanson JF, et al Am J Gastroenterol. 2008:103:170-177 Primary Endpoint: Average SBMs go from 1.5/Week to 5/Week

AMITIZA

Rapid Onset of Action - Spontaneous Bowel Movements (SBM)



N = 242
SBM within 24 hours (%)
100
90
80
70
60
50
40
30
20
10
0
31.4%
61.3%
Placebo
Lubiprostone 24μg BID

Johanson JF, et al. *Gastroenterol.* 2003;124(suppl 1):A48. Abstract 372.

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AMITIZA: Phase 3 IBS-C Pivotal Study Results Overall Responder Rate* Amitiza Overall Responders 8 mcg bid Placebo P value Treatment Effect Study ‘431 13.8% 7.8% 0.029 176% Study ‘432 12 1% 5 7% 0 023 212% 12.1% 5.7% 0.023 Pooled 13.0% 6.8% 0.001 191% AMITIZA approved by FDA for treatment of IBS-C pp y in women aged 18 years and older in April 2008 on achieving statistical significance in 2 well-controlled trials that adopted a higher standard of proof and endpoints to minimize placebo effects as directed by the FDA. 26 *Drossman DA, Chey WD, Johanson JF et al, Aliment Pharmacol Ther 2009 Feb;29(3):329-41

AMITIZA IBS-C* Symptom Change: Responder Non-responder versus Non 2.08 2.23 2.76 2.39 2.26 Baseline Score P< 0 001 P< 0.001 P< 0 001 0.001 0.001 P< 0.001 P< 0.001 Abdominal Bloating• Constipation Stool Straining• 27 *Drossman, D. et al. Lubiprostone significantly improves symptom relief rates in adults with Irritable Bowel Syndrome with constipation: data from two, twelve-week, randomized, placebo-controlled, double-blind trials. Abstract # 639f. Digestive Disease Week 2007, Washington, D.C. •0 (absent), 1 (mild), 2 (moderate), 3 (severe), 4 (very severe) †0 (very loose [watery]), 1 (loose), 2 (normal), 3 (hard), 4 (very hard [little balls])

AMITIZA Maintains Electrolyte Balance Through 48 Weeks of Treatment Proper electrolyte balance is essential for muscle coordination, heart function, fluid absorption and excretion function concentration Significant excretion, nerve function, and concentration. n Baseline Week 24 Week 48 g Change? Sodium, mEq/L 873 141.0 140.0 139.0 No Potassium, mEq/L 873 4.2 4.1 4.1 No Chloride, mEq/L 873 103.0 103.0 103.0 No Calcium, mg/dL 873 9.7 9.7 9.7 No Magnesium, mEq/L 872 1.7 1.7 1.7 No Phosphorus, mg/dL 872 3.6 3.6 3.6 No Orr KK Formulary 2006;41(3):118 129 R H T K 28 KK. Formulary. 118-129. Ueno R, Osama H, Habe T, Engelke K, Patchen M. Gastroenterology. 2004;126(suppl 2):A-100. NDA, p96

AMITIZA: Chronic Idiopathic Constipation* p p Phase 3 Trials Results Amitiza met the primary endpoint with statistical significance (p<0.0001), as Amitiza patients experienced statistically significantly greater mean numbers of SBMs at Week 1 as compared to placebo patients (5.5 / 5.9 vs. 3.5 / 4.0) Secondary endpoint results: • In each week the trials of trials, Amitiza patients had significantly higher frequency of SBMs at all weeks except week 2 • Significantly higher percentage of Amitiza patients experienced a SBM within 24 hours of first dose as compared to placebo (57-61.3% vs. 32-37%) • Time to first SBM was significantly shorter in Amitiza patients than with placebo Amitiza approved by FDA for treatment of CIC in adults 29 * Barish CF, et al Dig Dis Sci 2010; 55: 1090-1097 and Johanson JF, et al Am J Gastroenterol. 2008:103:170-177 with no upper age limit in January 2006

AMITIZA Tolerability in Patients ≥ 65 Years of Age Phase y g Nausea 11.8% Mild 8.9% 3 Open-Label Studies (l bi t 24 ) No nausea lubiprostone 24-mcg) 88.2% Nausea 18.8% Mild 9.8% Moderate 5 7% No nausea 81.2% 5.7% Phase 3 Efficacy Studies (lubiprostone 24-mcg) 30 Physicians’ Desk Reference. 61st Ed. Montvale, NJ: Thomson PDR; 2007.

AMITIZA: Irritable Bowel Syndrome with Constipation*

Design of Amitiza's two pivotal Phase 3 trials for IBS-C

- 2 multicenter trials identically designed, randomized, parallel-groups
- 1,171 U.S. patients received 8 mcg Amitiza gel capsule or placebo twice daily
- 12 week treatment period following a 2 week baseline period
- Entry criteria: all patients met Rome II criteria for Constipation-Predominant IBS
- To measure relief, patients responded to a weekly question: "How would you rate your relief of IBS symptoms over the past week compared to how you felt before you entered the study?"
- 7-point scale used to rate relief: "significantly relieved," "moderately relieved," "a little bit relieved," "unchanged," "a little bit worse," "moderately worse," "significantly worse"

Endpoint

- Primary endpoint was percentage of overall responders in drug and placebo groups
- An overall responder was a monthly responder for at least 2 of the 3 months of the study

*Drossman DA, Chey WD, Johanson JF et al, Aliment Pharmacol Ther 2009 Feb;29(3):329-41

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AMITIZA: Phase 3 IBS-C Overall Responder Rate* Amitiza Overall 8 Placebo p value Responders mcg bid Study ‘431 13.8% 7.8% 0.029 Study ‘432 12.1% 5.7% 0.023 Pooled 13.0% 6.8% 0.001 of IBS-C AMITIZA approved by FDA for treatment in adult women in April 2008 32 *Drossman DA, Chey WD, Johanson JF et al, Aliment Pharmacol Ther 2009 Feb;29(3):329-41

AMITIZA Safety Profile Chronic Idiopathic IBS-C Constipation & IBS CIC studies IBS-C studies Treatment-related Adverse Events Placebo N = 316 AMITIZA 24 mcg Once Daily N = 29 AMITIZA 24 mcg Twice Daily N = 1113 Placebo N = 435 AMITIZA 8 mcg Twice Daily N = 1011 Abdominal Distension 2% - 6% 2% 3% Abdominal 3% 3% 8% 5% 5% Pain Diarrhea <1% 7% 12% 4% 7% Nausea* 3% 17%* 29%* 4% 8% *Nausea is significantly reduced with course of repeat treatment and/or when taken with food AMITIZA Has An Excellent Tolerability And Safety Profile No Habituation, No Abuse, No Fecal Incontinence, 33 Source: AMITIZA Package Insert – May 2009 No Encopresis, No Urgent Defecation

AMITIZA: Global Growth Strategies – A Third Indication g • Sucampo initiated a third phase 3 randomized, placebo-controlled, multi-center trial of AMITIZA for OBD in December 2010* • Trial design: – Almost the same protocol as used in the successful phase 3 trial ( OBD0631) p p ) reported at DDW 2010, except exclusion of patients on methadone – One 24-mcg gel capsule of lubiprostone or placebo twice each day – 12 week treatment period – Permitted concomitant pain medications include: fentanyl, morphine and oxycontin p y, p y but exclude methadone – Goal is to enroll 420 patients in the U.S. and Europe – Primary endpoint: change from baseline in SBM frequency at Week 8 without reduction in dose of study pain medication y p • Sucampo and Takeda will share trial costs equally 34 *Sucampo press release, Jan. 7, 2011

AMITIZA: Data Trial* from a Successful Phase 3 OBD Trial Management of Opioid-induced Bowel Dysfunction in non-malignant (OBD) patients non pain • Reported results of Amitiza phase 3 trial (OBD0631) at DDW 2010 • Patients taking lubiprostone achieved a statistically significant (p=0.02) greater increase in the mean number of SBMs per week in 8 of the 12 weeks of the trial as compared to placebo patients • The percentage of patients who achieved a SBM within 24 hours and 48 hours was significantly higher with lubiprostone as compared to placebo (p=0.0126 at 24 hours, and p=0.0360 at 48 hours) p , p ) • Statistical significance was achieved for the overall change from baseline in constipation-associated symptom secondary endpoints 35 * DDW 2010, Abstract #780958

AMITIZA: A Third phase 3 trial of lubiprostone for OBD Initiated*

- Sucampo initiated a phase 3 trial of lubiprostone (AMITIZA) for OBD in December 2010
- Sucampo and Takeda to share costs 50-50
- Phase 3 trial design:
  - Almost the same protocol as used in the phase 3 trial reported at DDW 2010, except exclusion of patients on methadone pain therapy
  - A randomized, placebo-controlled, multi-center trial in the U.S. and Europe
  - One 24-mcg gel capsule of lubiprostone or placebo twice each day
  - 12 week treatment period
  - Permitted concomitant pain medications include: fentanyl, morphine and oxycontin
  - Goal is to enroll 420 patients
  - Primary endpoint: change from baseline in SBM frequency at Week 8 without reduction in dose of study pain medication

**Sucampo press release, Jan. 7, 2011*

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Net Sales of AMITIZA Since Launch in April 2006 $193 $209 $220 $155 $23 $50.7 2006 2007 2008 2009 2010 YTD 2011 (3 mo.) 37

AMITIZA – Key Terms of Development and Marketing Agreements with Takeda • Takeda shall exert best efforts to promote, market and sell and to maximize net sales revenue – Currently covers two indications: CIC in adults and IBS-C in women aged 18 years and older – Takeda holds right of first refusal to additional GI indications – Takeda records all U.S. sales, Sucampo receives a royalty – Sucampo retains all other rights – Takeda also has rights to AMITIZA in Canada, but not yet launched • Sucampo’s tiered royalty rate: 18% to 26% of annual net sales • Sucampo reimbursed for majority of GI clinical development costs • Sucampo has received a total of $150 million in upfront and development milestone payments as of March 31, 2011 38

AMITIZA: Global Growth Strategy – JAPAN Japanese Constipation Market Data (select) • Current treatment options are laxatives – approximately $326.0 million annually M i id l t d 129 0 illi i l • Magnesium oxide, alone, generated $129.0 million in sales in 2009 • Market growth of 6% from 2008 to 2009 • Future market growth expected to continue due to increasingly older population and changes in lifestyle and eating habits 39

AMITIZA – Global Growth Strategy Key Terms of Agreement with Abbott Japan • Key element in Sucampo’s growth strategy: increase the number of international y p g gy market approvals for AMITIZA • Abbott received exclusive rights to commercialize lubiprostone in Japan for CIC, d i ht f fi t f l f dditi l i di ti i J and right of first refusal for additional indications in Japan • If successfully developed, Sucampo will supply finished product to Abbott • Sucampo retains right to co-promote AMITIZA in Japan and to develop AMITIZA for additional indications • Sucampo has received a total of $22.5 million in upfront and milestone payments from Abbott, as of March 31, 2011 40 • Sucampo designed and managed the recently reported successful phase 3 efficacy trial and long-term safety trial in Japanese CIC patients

AMITIZA: Global Growth Strategy-- Japan Japanese Phase 3 efficacy trial * • Primary endpoint reached 0 001)* efficacy statistical significance (p=0.001) • Double-blind, placebo-controlled multi-center trial, evaluated 124 patients • Dose: 24-gel capsule daily Placebo or lubiprostone 24 mcg soft capsule, twice daily, for 28 days • Results filed with Japanese authorities in marketing application (Sept. 2010) Japanese Phase 3 long-term safety trial** • An open-label, multi-center trial with 209 patients • Dose: one lubiprostone 24-mcg gel capsule twice a day for 48 weeks • Results demonstrate lubiprostone is safe and well tolerated • These results were added to marketing application (Dec. 2010) 41 Sucampo Press Releases: * August 5, 2010 ** Nov. 30, 2010

AMITIZA: Global Growth Strategy - JAPAN Primary Efficacy: Change from Baseline in Weekly Spontaneous Bowel Movement (SBM) at Week 1* 4 5 Change 1 * * 3.66 3 from Baseline in SBM Frequency **p < 0.001 (2- sample t-test). 1 26 1 2 q y (Times/ Week) Data are shown with Mean and Standard Error. 1.26 0 Placebo Lubiprostone 42 (n = 62) p (n = 60) * DDW 2011, poster DDW/AGA 1038006

AMITIZA: Future Global Opportunities - JAPAN *** Long-Term Effect of Lubiprostone on Weekly SBM Frequency 6 7 ment 4 5 wel Movem Week) 2 3 taneous Bow (Times/W 0 1 Spont 43 (Weeks) BL 1 2 3 4 5 6 7 8 9 101112131415161718192021222324252627282930313233343536373839404142434445464748 *** p < 0.001, vs Baseline (t-Test) * DDW 2011, poster DDW/AGA 1038006

AMITIZA Future Opportunities – Global Market Expansion Sucampo holds all p lubiprostone rights in markets shown in green. AMITIZA partners hold lubiprostone commercial 44 rights in markets shown in blue.

Sucampo's Clinical Product Opportunities



Discovery
Preclinical
Phase 1
Phase 2
Phase 3
Filed
lubiprostone
Chronic Idiopathic Constipation (CIC)
(Switzerland)
CIC
(Japan)
Opioid-induced Bowel Dysfunction (OBD) in non-malignant patients
Lowering IOP in glaucoma and ocular hypertension patients intolerant of or insufficiently responsive to other IOP-lowering medications
(US)
unoprostone isopropyl
Dry Age-related Macular Degeneration (Dry AMD)
Retinitis Pigmentosa (RP)
cobiprostone
Prevention of NSAID-Induced Ulcers
Chronic Obstructive Pulmonary Disease (COPD)
Oral Mucositis in cancer patients
SPI-017
Spinal stenosis (pain management)
SPI-3608

SUCAMPO PHARMACEUTICALS, INC.
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As of 050611

Sucampo’s Financial Results and Position ( In millions, except per share data) 2010* 2011* , p p ) 2010 2011 (3 months) Product Royalty Revenue $40.3 $9.1 R&D Revenue* $16.5 $2.0 Total Revenue $61.9 $12.1 Net Income/(Loss) ($2 7) ($6 9) 2.7) 6.9) Earnings Per Share (diluted) ($0.07) ($0.17) Cash, Restricted Cash and $123 9** $115 0*** Investments 123.9 115.0 * Results for 2010 and 2011 are consolidated to reflect the acquisition of Sucampo AG in Dec 2010 ** At Dec. 31, 2010, Sucampo had $44.4 million in long-term debt 46 *** At March 31, 2011, Sucampo had $45.0 million in long-term debt

Sucampo’s 2011 Milestones p • Completion of enrollment into third phase 3 clinical trial of lubiprostone p p p for OBD during third quarter • Gain approval of a commercially viable label (sNDA) for RESCULA to support a re-U S re launch in the U.S. for the approved indication of lowering of intraocular pressure (IOP) in open-angle glaucoma and ocular hypertension in patients who are intolerant of or insufficiently responsive to other IOP-lowering medications g • Submit a Marketing Approval Application (MAA) for lubiprostone for CIC in the United Kingdom • Integrate AG corporate operational Sucampo into structure to achieve efficiencies afforded by our December 2010 acquisition of it • Make substantial progress towards successfully resolving our dispute ith U S t T k d ) 47 with our U.S. partner (Takeda)

Corporate Update Stanley G. Miele Senior Vice President, Sales & Marketing, Sucampo Pharmaceuticals, Inc. President Americas Inc President, Sucampo Pharma Americas, Inc. Cary J.Claiborne Interim Chief Financial Officer June 27, 2011

Recent Development
Sucampo Acquires Prostone Patent-Holding Company

- Sucampo Pharmaceuticals, Inc. (SPI) acquired Sucampo AG (SAG), a patent-holding company, in December 2010, from SPI's co-founders
- Secures control and ownership of the patents and other intellectual property underlying SPI's current and future prostone products including Amitiza, cobiprostone, SPI-017, SPI-3608 and other compounds
- Advances SPI toward goal of becoming a fully-integrated international pharmaceutical company
- Eliminates future royalty and milestone payments to SAG from future sales and development milestone payments from current and future products as well as mandatory funding requirements of early-stage compounds in order to maintain rights
- Terms: Upfront payment of $28.1 million, and 7-year subordinated, unsecured promissory note of $51.9 million. Potential earn-out: if SPI receives any cash in connection with current arbitration against Takeda, SAG holders will receive 15%, up to a maximum of $40 million

SUCAMPO PHARMACEUTICALS, INC.
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Amitiza: Chronic Idiopathic Constipation*

Phase 3 pivotal trial design

- 2 multicenter trials, both randomized, parallel-group, enrolled 479 patients
- Administered 24 mcg gel capsule of Amitiza or placebo twice daily
- 4 week treatment period preceded by 2 week baseline period
- Entry criteria: modified Rome II criteria for functional constipation
- Primary efficacy endpoint: change from baseline in number of spontaneous bowel movements (SBMs) after 1 week of treatment
- Secondary endpoints included:
  - SBMs at weeks 2, 3 and 4
  - Percentage of patients with a SBM within 24 hours of first dose
  - Time to first SBM

•Barish CF. *Dig Dis Sci* 2010; 55: 1090-1097
•Johanson JF et al *Am J Gastroenterol*. 2008:103:170-177

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Phase 3 Results in CIC: Amitiza* + Zelnorm**

Amitiza

Mean Number of SBMs/Week	24 mcg bid	Placebo
Study 0131	5.69	3.46
Study 0232	5.89	3.99

Zelnorm

SBMs/Week	2 mg bid	6 mg bid	Placebo
Study 2301	1.6	2.0	0.9
Study 2302	2.0	1.9	1.0

* Barish CF, et al *Dig Dis Sci* 2010; 55: 1090-1097
Johanson JF et al *Am J Gastroenterol*. 2008:103:170-177

**Zelnorm FDA GI Adv Cmte Briefing Document

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IBS-C phase 3 Results: Overall Responders Amitiza* + Zelnorm** p p Study 8 mcg bid Placebo Amitiza ‘431 13.8 7.8 p=0.029 ‘432 12.1 5.7 p=0.023 Changed Zelnorm Study 4 mg 12 mg Placebo 4 mg 12 mg Placebo ‘301 28.8 26.2 20.5 38.8 38.4 30.2 Original Responder Definition Responder Definition p value 0.056 0.116 0.033 0.033 ‘307 25.5 26.5 28.2 38.3 42.2 37.0 p value 0.703 0.703 0.837 0.284 ‘351 29.4 26.2 22.1 38.9 45.7 33.3 l 0 200 0 370 0 314 0 016 52 Amitiza: Drossman DA et al, Aliment PharmacolTher 2009 Feb;29(3):329-41 Zelnorm: FDA GI AdvCmteBriefing Document